EXHIBIT 10(E)

Customer No.

Loan No.

Loan No.

Loan No.

RBC BANK (USA)
SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT
     This Second Amendment to Loan and Security Agreement (this “Amendment”) is made and entered into as of February 26, 2010 by and between VIDEO DISPLAY CORPORATION, a Georgia corporation (“Parent”), LEXEL IMAGING SYSTEMS, INC. (“Lexel”), FOX INTERNATIONAL, LTD., INC. (“Fox”), Z-AXIS, INC. (“Z-Axis”), TELTRON TECHNOLOGIES, INC. (“Teltron”) and AYDIN DISPLAYS, INC. (“Aydin” and together with Lexel, Fox, Z-Axis and Teltron, collectively, the “Subsidiaries”; and the Subsidiaries, together with Parent, collectively, the “Borrower”), and RBC BANK (USA) (formerly known as RBC Centura Bank) (the “Bank”);
W I T N E S S E T H:
     WHEREAS, the Borrower and the Bank have made and entered into that certain Loan and Security Agreement, dated as of September 26, 2008, as amended by that certain Amendment to Loan and Security Agreement and Waiver, dated as of August 14, 2009, between Bank and Borrower (the “Original Loan Agreement” and as amended hereby, the “Loan Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Loan Agreement);
     WHEREAS, pursuant to the original Loan Agreement, the Bank has extended to the Borrower (a) a primary revolving loan facility in the original principal amount of up to $17,000,000, which primary revolving loan is evidenced by a promissory note, dated as of August 14, 2009, from Borrower to the order of the Bank in the principal amount of $17,000,000, (b) a secondary revolving loan facility in the original principal amount of up to $3,500,000, which secondary revolving loan is evidenced by a promissory note, dated as of August 14, 2009, from Borrower to the order of the Bank in the principal amount of $3,500,000, and (c) a term loan in the original principal amount of up to $1,700,000, which term loan is evidenced by a promissory note, dated as of August 14, 2009, from Borrower to the order of the Bank in the principal amount of $1,403,170.42 ;
     WHEREAS, Borrowers desires to extend the term of the secondary revolving loan to June 30, 2010, and the Borrower desires to amend certain provisions of the Loan Agreement in connection therewith, and the Bank is willing to agree to the same on the terms and conditions set forth herein;
     NOW THEREFORE, for and in consideration of the foregoing and for ten dollars ($10.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1.
Amendments to Loan Agreement
     Section 1.1 Definition Amendments. The following definitions in Section 1.1 of the Loan Agreement are hereby amended in their entirety to read as follows:
“Revolving Loan Termination Date” or “Termination Date” means (i) with respect to the Primary Revolving Loan only, June 30, 2010 and (ii) with respect to the Secondary Revolving Loan only, June 30, 2010, in each case as such date may be renewed from time to time as provided herein.
     Section 1.2 Covenant Amendment. Section 2.2(b) of the Loan Agreement is hereby amended in its entirety to read as follows:
(b) The Secondary Revolving Loan shall be evidenced by a renewal promissory note in the face amount of the Maximum Secondary Revolving Loan Amount, dated as of February 26, 2010, from Borrower to the order of Bank (as amended, modified, supplemented, restated or renewed from time to time, the “Secondary Revolving Note”).
     Section 1.3 Covenant Amendment. Section 7.3 of the Loan Agreement is hereby amended in its entirety to read as follows:
7.3. Asset Coverage Ratio. Borrower shall have an Asset Coverage Ratio of not greater than 1.0 to 1.0 at each fiscal quarter end on and after May 31, 2010, calculated on a consolidated basis for Borrower and all Subsidiaries.
     Section 1.4 Attachments. Exhibit 5.6 to the Loan Agreement is hereby amended in its entirety to read in the form attached hereto as Exhibit 5.6.
ARTICLE 2.
Conditions to Effectiveness
     Section 2.1 Conditions. The amendments to the Loan Agreement set forth in this Amendment shall become effective as of February 26, 2010 (the “Effective Date”) after all of the conditions set forth in this Article 2 shall have been satisfied.
     Section 2.2 Execution of Amendment. This Amendment shall have been executed and delivered by the Borrower.
     Section 2.3 Execution of Note. The renewal Secondary Revolving Note shall have been executed and delivered by the Borrower.

     Section 2.4 Confirmation of Guaranty. Ronald D. Ordway shall have executed and delivered his Unconditional Limited Guaranty Agreement, in form and substance satisfactory to Bank.
     Section 2.5 Representations and Warranties. As of the Effective Date, the representations and warranties set forth in the Loan Agreement, and the representations and warranties set forth in each of the Loan Documents, shall be true and correct in all material respects; (b) as of the Effective Date, no Defaults or Events of Default shall have occurred and be continuing; (c) the Bank shall have received from the Borrower a certificate dated the Effective Date, certifying the matters set forth in subsections (a) and (b) of this Section.
     Section 2.6 Loan Fee. Borrower shall have paid a modification and extension fee of $10,000, which fee has been fully earned by the Bank and is non-refundable in its entirety.
ARTICLE 3.
Miscellaneous
     Section 3.1 Entire Agreement; No Novation or Release. This Amendment, together with the Loan Documents, as in effect on the Effective Date, reflects the entire understanding with respect to the subject matter contained herein, and supersedes any prior agreements, whether written or oral. This Amendment is not intended to be, and shall not be deemed or construed to be, a satisfaction, novation or release of the Loan Agreement or any other Loan Document. Except as expressly amended hereby, all representations, warranties, terms, covenants and conditions of the Loan Agreement and the other Loan Documents shall remain unamended and unwaived and shall continue in full force and effect.
     Section 3.2 Fees and Expenses. All fees and expenses of the Bank incurred in connection with the issuance, preparation and closing of the transactions contemplated hereby shall be payable by the Borrower promptly upon the submission of the bill therefor. If the Borrower shall fail to promptly pay such bill, the Bank is authorized to pay such bill through an advance of funds under the Revolver Facility or by debiting its accounts with the Bank.
     Section 3.3 Choice of Law; Successors and Assigns. This Amendment shall be construed and enforced in accordance with and governed by the internal laws (as opposed to the conflicts of laws provisions) of the State of Georgia. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

WITNESS the hand and seal of each of the undersigned as of the date first written above.

BANK:

RBC BANK (USA)

By:

Title:

BORROWER:

VIDEO DISPLAY CORPORATION

By:

Name:

Title:

[SEAL]

LEXEL IMAGING SYSTEMS, INC.

By:

Name:

Title:

[SEAL]

FOX INTERNATIONAL, LTD., INC.

By:

Name:

Title:

[SEAL]

Z-AXIS, INC.

By:

Name:

Title:

[SEAL]

TELTRON TECHNOLOGIES, INC.

By:

Name:

Title:

[SEAL]

AYDIN DISPLAYS, INC.

By:

Name:

Title:

[SEAL]

Exhibit 5.6
COMPLIANCE CERTIFICATE

TO:	RBC BANK (USA) (the “Bank”)

FROM:	VIDEO DISPLAY CORPORATION
The undersigned authorized officer of VIDEO DISPLAY CORPORATION (“Parent”) hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Parent, certain of its Subsidiaries and Bank, dated September 26, 2008, as amended (the “Agreement”), (i) Borrowers are in complete compliance for the period ending                      with all covenants set forth in the Agreement, except as noted below and (ii) all representations and warranties of Borrowers stated in the Agreement are true, correct and accurate as of the date hereof. Attached herewith are the required documents supporting the above certification. The undersigned authorized officer further certifies that this Compliance Certificate and any supporting financial documents have been prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes – or unless otherwise permitted in the Agreement. Reference is made to the Agreement for the relevant meanings of the reporting requirements and covenants which are stated below in a “short-hand” manner.
Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Quarterly financial statements	Quarterly within 45 days	Yes	No
Annual financial statements (Audited)	FYE within 150 days	Yes	No
		Yes	No
Budget/Forecast	30 days after FYE	Yes	No
Guarantor personal financial statements	FYE within 150 days	Yes	No

Financial Covenant	Required		Actual	Complies
Adjusted Total Liabilities to Adjusted Tangible Net Worth	2.00	1.00	1.00	Yes	No

Fixed Charge Coverage Ratio	1.35	1.00	1.00	Yes	No

Asset Coverage Ratio*	1.00	1.00	1.00	Yes	No

*	applies at each FQE on and after May 31, 2010
(Continued on Next Page)

Compliance Certificate
(Continued from Previous Page)

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Received by:

Authorized Signer

Date:

Authorized Signatory of Borrower
Verified:

Authorized Signer
Title

Date:

Date
	Compliance Status		Yes	No